UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     March 16, 2006 (March 16, 2006)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

Item 7.01.  Regulation FD Disclosure.

On March 16, 2005, Brown-Forman Corporation issued a press release announcing that it entered into an agreement to purchase the Chambord brand and related assets for a purchase price of $ 255 million in cash, subject to certain conditions to the parties' obligations to close. A copy of the press release is furnished herewith as Exhibit 99.1.

This report contains statements that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, words such as "expects," "will" and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections.


Item 9.01.  Financial Statements and Exhibits

 (a)      Not applicable.
 (b)      Not applicable.
 (c)      Exhibits.
          99.1     Press Release, dated March 16, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   March 16, 2006                     By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and Assistant
                                                 Corporate Secretary




Exhibit Index

99.1  Press Release, dated March 16, 2006, issued by Brown-Forman Corporation.

                                                                   Exhibit 99.1

FOR IMMEDIATE RELEASE

BROWN-FORMAN TO ACQUIRE CHAMBORD LIQUEUR

March 16, 2006, Louisville, KY - Brown-Forman Corporation announced today that it has reached agreement with Charles Jacquin et Cie, owner and producer of Chambord Liqueur, to purchase the Chambord brand and all related assets for $255 million dollars in cash.

Chambord is a super-premium, black raspberry liqueur that is produced and bottled in France. Often noted for its unique, delicious flavor and distinctive oval packaging, Chambord is highly versatile and, therefore, poised to participate strongly in the exciting "cocktail culture" that is helping drive the growth of spirits today. The brand has grown steadily throughout its 25-year history, with its strongest development thus far in the United States.

N.J.  Sky  Cooper,  chief  executive  officer  of  Charles  Jacquin et Cie said:
"Chambord is a brand of great history and character. We believe Brown-Forman is best suited to take the reigns of this special brand because we share a common brand-building philosophy, one that has enabled us to build Chambord to where it is today and that will enable Brown-Forman to take the brand to the next stage of global development. We have great admiration and respect for their team and look forward to watching our family's brand grow in Brown-Forman's capable hands."

"We are thrilled to add Chambord to Brown-Forman's portfolio of brands," stated Paul Varga, Brown-Forman's chief executive officer. "As a unique, super-premium spirit brand in the fast-growing liqueur segment, Chambord fits nicely with our approach to brand building. We have admired from afar the healthy, consistent manner in which it has been built, and look forward to developing it further in the many years ahead."

Lazard acted as exclusive financial advisor to Brown-Forman Corporation in this transaction. Michel Dyens & Co. acted as the exclusive financial advisor for Charles Jacquin.

Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, and Hartmann Luggage.

Charles Jacquin is a privately held producer, marketer and distributor of quality spirits products under familiar brand names such as Pravda, Jacquin, and Bartender Cocktails.

IMPORTANT NOTE ON FORWARD-LOOKING STATEMENTS:
This report contains statements, estimates, or projections that constitute "forward-looking statements" as defined under U.S. federal securities laws. Generally, the words "expect," "believe," "intend," "estimate," "will," "anticipate," and "project," and similar expressions identify a forward-looking statement, which speaks only as of the date the statement is made. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. We believe that the expectations and assumptions with respect to our forward-looking statements are reasonable. But by their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors that in some cases are out of our control. These factors could cause our actual results to differ materially from Brown-Forman's historical experience or our present expectations or projections. Here is a non-exclusive list of such risks and uncertainties:

 - changes in general economic conditions, particularly in the United States where we earn the majority of our profits;
 - lower consumer confidence or purchasing in the wake of catastrophic events;
 - tax increases, whether at the federal or state level or in major international markets and/or tariff barriers or other restrictions affecting beverage alcohol;
 - restrictions on alcohol marketing, including advertising and promotion, as a result of stricter governmental policies adopted either in the United States or globally;
 - adverse developments in the class action lawsuits filed against Brown-Forman and other spirits, beer and wine manufacturers alleging that our industry conspired to promote the consumption of alcohol by those under the legal drinking age;
 - a strengthening U.S. dollar against foreign currencies, especially the British Pound;
 - reduced bar, restaurant, hotel and travel business in wake of terrorist attacks or threats, such as occurred in September, 2001 in the U.S. and in July, 2005 in London;
 - lower consumer confidence or purchasing associated with rising energy prices;
 - a decline in U.S. spirits consumption as might be indicated by recent published trends suggesting a slight reduction in the growth rate of distilled spirits consumption;
 - longer-term, a change in consumer preferences, social trends or cultural trends that results in the reduced consumption of our premium spirits brands;
 - changes in distribution arrangements in major markets that limit our ability to market our products;
 - increases in the price of energy or raw materials, including grapes, grain, wood, glass, and plastic;
 - excess wine inventories or a further world-wide oversupply of grapes;
 - adverse developments as a result of state investigations of beverage alcohol industry trade practices of suppliers, distributors and retailers.